--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                FORM 8-K/A NO. 3

                           --------------------------


                             AMENDING ITEM NUMBER 7*

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) May 14, 1998.


                     EASTBROKERS INTERNATIONAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Delaware                     000-26202                52-1807562
   (State or Other         (Commission File Number)      (I.R.S. Employer
   Jurisdiction of                                    Identification Number)
   Incorporation)


                      15245 Shady Grove Road, Suite 340
                          Rockville, Maryland 20850
         (Address of Principal Executive Offices, Including Zip Code)


                                (301) 527-1110
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


* The Form 8-K/A No. 2 of the registrant filed December 10, 1998 is being amended to revise the pro forma financial information of the registrant.

--------------------------------------------------------------------------------

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED  (previously filed).

      (b)   PRO FORMA FINANCIAL INFORMATION.

            COHIG (previously filed).

      (c)   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.

            EASTBROKERS INTERNATIONAL INCORPORATED:

            Pro Forma Condensed Consolidated Financial Statements as of and for the year ended March 31, 1998 (unaudited).

      (d)   EXHIBITS (previously filed).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EASTBROKERS INTERNATIONAL INCORPORATED

                                                      (REGISTRANT)



Date:  December 10, 1998                   By:       /S/ KEVIN D. MCNEIL
                                             -----------------------------------
                                             Name:   Kevin D. McNeil
                                             Title:  Vice President, Treasurer,
                                                     and Chief Financial Officer

Item 7(c)
                           EASTBROKERS INTERNATIONAL INCORPORATED
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED MARCH 31, 1998
                                         (UNAUDITED)

                                                             YEAR ENDED MARCH 31, 1998
                                       ---------------------------------------------------------------------
                                        EASTBROKERS          COHIG &             PRO FORMA        PRO FORMA
                                       INTERNATIONAL       ASSOC., INC.          ADJUSTMENT      AS ADJUSTED
                                       -------------       ------------          ----------      -----------
                                                            (Unaudited)         (Unaudited)      (Unaudited)
REVENUE
  Commissions                          $ 2,521,031         $ 12,982,805            $  -          $ 15,503,836
  Investment banking                       807,803            2,253,289               -             3,061,092
  Trading profit, net                    4,175,023            2,361,466               -             6,536,489
  Other                                  2,735,024              131,289               -             2,866,313
                                       -----------         ------------            ----          ------------
      Total revenue                     10,138,881           17,728,849               -            27,867,730
                                       -----------         ------------            ----          ------------

EXPENSES
  Compensation and benefits              3,748,948           12,226,364               -           15,975,312
  Consulting and professional fees       2,412,787              491,928               -            2,904,715
  Occupancy and equipment costs            982,095            1,840,284               -            2,722,379
  Communications                           678,718            1,371,352               -            2,050,070
  Brokerage, clearing, exchange
     fees & other                        1,145,567              773,460               -            1,919,027
  General and administrative             6,041,354            1,884,622               -            7,925,976
                                       -----------         ------------            ----          ------------
      Total expenses                    15,009,469           18,588,010               -           33,597,479
                                       -----------         ------------            ----          ------------

Income (loss) from continuing
  operations before provision for
  income taxes and minority interest
  in earnings of subsidiaries           (4,870,588)            (859,161)              -           (5,729,749)

Income tax benefit (expense)              (285,830)             245,049               -              (40,781)
Minority interest in earnings of
  subsidiaries                             208,861                 -                  -              208,861
Income from continuing operations       (4,947,557)            (614,112)              -           (5,561,669)

Discontinued operations
  Income (loss) from discontinued
    operations (net of income taxes
    of $0 for the year March 31,
    1998)                                     -                     -                 -                 -
                                       -----------         ------------            ----          ------------
NET INCOME (LOSS)                      $(4,947,557)        $   (614,112)           $  -          $( 5,561,669)
                                       ===========         ============            ====          ============


Pro forma earnings per common share from
  continuing operations
    Primary                            $     (1.09)        $      (1.38)           $  -          $      (1.42)
                                       -----------         ------------            ----          ------------
    Fully diluted                      $     (1.09)        $      (1.38)           $  -          $      (1.42)
                                       -----------         ------------            ----          ------------

Pro forma earnings from common shares
    Primary                            $     (1.57)        $      (1.38)           $  -          $      (1.54)
                                       -----------         ------------            ----          ------------
    Fully diluted                      $     (1.57)        $      (1.38)           $  -          $      (1.54)
                                       -----------         ------------            ----          ------------

Pro forma weighted shares outstanding
    Primary                              3,149,009              445,000               -             3,594,009
                                       -----------         ------------            ----          ------------
    Fully diluted                        3,149,009              445,000               -             3,594,009
                                       -----------         ------------            ----          ------------


The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                        EASTBROKERS INTERNATIONAL INCORPORATED
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED MARCH 31, 1998
                                      (UNAUDITED)



This unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if Eastbrokers International Incorporated (the "Company") had owned Cohig & Associates, Inc. ("Cohig") as of April 1, 1997. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1997, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
   1. Eastbrokers International Incorporated acquired 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.

                     EASTBROKERS INTERNATIONAL INCORPORATED
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                 MARCH 31, 1998
                                   (UNAUDITED)


                                        EASTBROKERS          COHIG &             PRO FORMA         PRO FORMA
                                       INTERNATIONAL       ASSOC., INC.          ADJUSTMENT       AS ADJUSTED
                                       -------------       ------------          ----------       -----------
                                                           (Unaudited)          (Unaudited)       (Unaudited)
ASSETS
  Cash and cash equivalents            $ 7,156,702         $   24,524             $   -          $  7,181,226
  Cash and securities segregated
    under regulations                      986,233               -                    -               986,233
  Securities purchased under
    agreements to resell                   887,170               -                    -               887,170
  Receivables                           17,924,744            868,695                 -            18,793,439
  Securities owned, at value             8,677,912          2,040,416                 -            10,718,328
  Net assets held for sale                 868,960               -                    -               868,960
  Office facilities, furniture and
    equipment, at cost                   1,153,439            166,842                 -             1,320,281
  Goodwill                               2,073,774               -                 613,914          2,773,138
  Other assets                           5,109,919            104,498              (85,450)         5,128,967
                                       -----------         ----------             --------       ------------

      Total assets                     $44,838,853         $3,204,975             $613,914       $ 48,657,742
                                       ===========         ==========             ========       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  LIABILITIES
    Short-term borrowings                2,602,436               -                    -             2,602,436
    Payables                            12,302,135          1,242,729                 -            13,544,864
    Other liabilities and accrued
      amounts                            1,169,272            351,160                 -             1,520,432
                                       -----------         ----------             --------       ------------
                                        16,073,843          1,593,889                 -            17,667,732

    Deferred taxes - liability              84,382               -                    -                84,382

    Long-term borrowings                 2,020,087               -                    -             2,020,087
                                       -----------         ----------             --------       ------------

      Total liabilities                 18,178,312          1,593,889                 -            19,772,201
                                       -----------         ----------             --------       ------------

    Minority interest in consolidated
      subsidiaries                       8,776,678               -                    -             8,776,678
                                       -----------         ----------             --------       ------------

  SHAREHOLDERS' EQUITY
    Common stock                           214,888                124               22,126            237,138
    Paid-in capital                     25,640,114            910,110            1,292,640         27,842,864
    Retained earnings/(accumulated
      deficit)                          (5,517,386)           700,852             (700,852)        (5,517,386)
    Note receivable - common stock        (313,133)              -                    -              (313,133)
    Cumulative translation adjustments  (2,140,620)              -                    -            (2,140,620)
                                       -----------         ----------             --------       ------------

      Total shareholders' equity        17,883,863          1,611,086              613,914         20,108,863
                                       -----------         ----------             --------       ------------

      Total Liabilities and
        Shareholders' Equity           $44,838,853         $3,204,975             $613,914       $ 48,657,742
                                       ===========         ==========             ========       ============



The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                     EASTBROKERS INTERNATIONAL INCORPORATED
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                        FOR THE YEAR ENDED MARCH 31, 1998
                                   (UNAUDITED)



This unaudited Pro Forma Condensed Consolidated Statement of Financial Position is presented as if Eastbrokers International Incorporated (the "Company") had owned Cohig & Associates, Inc. ("Cohig") as of April 1, 1997. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1998. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1997, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
   1. Eastbrokers International Incorporated acquired 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.


Adjustments:
  (a) Purchase of 100 percent of the outstanding capital stock of Cohig & Associates, Inc. as of April 1, 1997 for 445,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $2,225,000 or $5.00 per share.

      Consolidation of Cohig & Associates, Inc. into Eastbrokers International Incorporated and recording the goodwill related to the purchase transaction at April 1, 1997. Net assets acquired were $1,611,086 leaving goodwill acquired of $613,914.